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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 1998


                             SCM MICROSYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            DELAWARE                         0-22689                             77-0444317
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(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                                131 ALBRIGHT WAY
                           LOS GATOS, CALIFORNIA 95032
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 370-4888

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 2. Acquisition or Disposition of Assets.

     On November 3, 1998, the registrant acquired all of the issued and outstanding capital stock of Shuttle Technology Group, Ltd., a private company incorporated under the laws of England and Wales ("Shuttle"), from Shuttle's shareholders in exchange for aggregate consideration of US$32,400,000 which was paid upon the issuance of 828,310 shares of the registrant's Common Stock (the "Acquisition"). The Acquisition will be accounted for under the "pooling" method of accounting.

     Shuttle specializes in developing secure, reliable access and interface technology for OEM manufacturers and recently entered the security market with the Digit (tm) fingerprint recognition device.

     The Acquisition was effected pursuant to the terms and conditions of a Share Exchange Agreement, dated as of October 22, 1998, by and among the registrant, the holders of the entire issued share capital of Shuttle, and the Greater Bay Trust Company.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     It is impracticable for the registrant to provide the required financial statements for the business acquired at the time of filing this report. Such financial statements shall be filed as soon as practicable, but not later than sixty (60) days after the date hereof.

     (b)  Pro Forma Financial Information.

     It is impracticable for the registrant to provide the required pro forma financial information assuming a business combination between the registrant and Shuttle at this time. Such financial statements shall be filed as soon as practicable, but not later than sixty (60) days after the date hereof.

     (c)  Exhibits.

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
          2.1 Share Exchange Agreement, dated as of October 22, 1998, by and among SCM Microsystems Inc., a Delaware corporation, the holders of the entire issued share capital of Shuttle Technology Group Limited, a private company incorporated under the laws of England and Wales, and the Greater Bay Trust Company.

          99.1 Press Release, dated October 22, 1998, announcing execution of the Share Exchange Agreement.
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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                                  DESCRIPTION
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
  2.1    Share Exchange Agreement, dated as of October 22,1998, by and among
         SCM Microsystems Inc., a Delaware corporation, the holders of the entire issued share capital of Shuttle Technology Group Limited, a private company incorporated under the laws of England and Wales, and the Greater Bay
         Trust Company.

  99.1 Press Release, dated October 22, 1998, announcing execution of the Share Exchange Agreement.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SCM MICROSYSTEMS, INC.
                                             A Delaware Corporation


Dated: November 18, 1998                     By: /s/ John Niedermaier
                                                 ----------------------------
                                             Title: Vice President-Finance,
                                                    Chief Financial Officer
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